SUPPLEMENT Dated February 19, 2013
To the Current Prospectus

ING SpectraDirect
ING SpectraSelect

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Account U

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING AN UPCOMING FUND REORGANIZATION

The Board of Directors of ING Partners, Inc. approved a proposal to reorganize the ING UBS U.S. Large
Cap Equity Portfolio (Class I) (the “Merging Portfolio”) with and into ING Growth and Income
Portfolio (Class I) (the “Surviving Portfolio”). In connection with the upcoming reorganization, the ING
Growth and Income Portfolio (Class I) will be added as an available investment option under your contract.

Subject to shareholder approval, the reorganization is expected to take place on or about March 23, 2013
(the “Reorganization Date”), resulting in a shareholder of the Merging Portfolio becoming a shareholder of the Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the Reorganization Date, you may reallocate your contract value in the Merging Portfolio to another investment portfolio or fixed option currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Merging Portfolio on the Reorganization Date will be placed in the Surviving Portfolio.

Unless you provide us with alternative allocation instructions, after the Reorganization Date all future allocations directed to the Merging Portfolio will be automatically allocated to the Surviving Portfolio.
You may provide alternative instructions by calling our Customer Service Center at the number above.

As of the Reorganization Date noted above, all references in the prospectus to the Merging Portfolio are deleted.

IMPORTANT INFORMATION REGARDING A FUND CLASSIFICATION CHANGE

Each of the following Portfolios’ classification changed from non-diversified to diversified:

  ING Russell™ Large Cap Growth Index Portfolio
  ING Russell™ Large Cap Value Index Portfolio

All references in the prospectus for the above Portfolios are changed accordingly.

X.INSPEC-12	February 2013